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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          May 15, 2002
                                                               ------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST)



   Laws of the United States           333-29495-01             51-0269396
   -------------------------           ------------             ----------
(State or other jurisdiction of      (Commission File         (IRS Employer
 incorporation or organization)          Number)          Identification Number)



201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                          302/594-4000
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Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibit No.      Document Description
         -----------      --------------------
                20.1      Excess Spread Analysis

                20.2      Monthly Trust Activity

                20.3      Series 1998.3 Report

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST USA BANK, NATIONAL ASSOCIATION
                                       as Servicer on behalf of PARTNERS FIRST
                                       CREDIT CARD MASTER TRUST



                                       By: /s/ Tracie H. Klein
                                           -------------------------------------
                                           Name:  Tracie H. Klein
                                           Title: First Vice President



Date:  May 15, 2002
       ------------

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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

      20.1        Excess Spread Analysis

      20.2        Monthly Trust Activity

      20.3        Series 1998-3 Report